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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  -------------

         Date of Report (Date of earliest event reported): JULY 12, 2001


                                  MESABI TRUST
                                  ------------
             (Exact name of registrant as specified in its charter)


         NEW YORK                     1-4488                    13-6022277
         --------                     ------                    ----------
(State or other jurisdiction       (Commission                (I.R.S. Employer
     of incorporation)             File Number)              Identification No.)


                           C/O BANKERS TRUST COMPANY,
                        CORPORATE TRUST AND AGENCY GROUP
                                  P.O. BOX 318
                              CHURCH STREET STATION
                             NEW YORK, NY 10008-0318
                    (Address of principal executive officers)

                                 (615) 835-2749
              (Registrant's telephone Number, including area code)

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ITEM 5.  OTHER EVENTS.

Mesabi Trust reports that a press release dated July 12, 2001, a copy of which is filed herewith as Exhibit 99.1, was made publicly available on July 12, 2001. The press release announced that Cleveland-Cliffs, Inc., the corporate parent of Northshore Mining Company, which is the lessee/operator of Mesabi Trust lands, announced on July 11, 2001 that the continuing weak demand for iron ore pellets by North American steelmakers will likely necessitate a further reduction of iron ore pellet production at Northshore by approximately
500,000 additional tons in 2001. For complete information, see the press release.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                  Not Applicable

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Not Applicable

         (c)      EXHIBITS.

                  Ex. 99.1 Press Release dated July 12, 2001 (filed
                           electronically herewith).

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    MESABI TRUST
                                     -------------------------------------------
                                                    (REGISTRANT)

                                     By: BANKERS TRUST COMPANY
                                         Corporate Trustee

                                     Principal Administrative Officer and duly authorized signatory:*

*Dated:  July 12, 2001               By:  /s/ Rodney Gaughan
                                        ----------------------------------------
                                        Name:     Rodney Gaughan
                                        Title:    Associate

*There are no directors
or executive officers
of the Registrant

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                                INDEX TO EXHIBITS

Item No.     Description                                    Method of Filing
--------     -----------                                    ----------------
99.1         Press Release dated July 12, 2001..........    Filed electronically herewith.